OTHER FINANCIAL ITEMS	6 Months Ended
Jun. 30, 2026
Other Financial Items [Abstract]
OTHER FINANCIAL ITEMS	OTHER FINANCIAL ITEMS
Other financial items, net consist of the following items:

	Six months ended
(in thousands of $)	June 30, 2026	June 30, 2025
Change in allowance for expected credit losses	(23)	226
Dividend income	259	306
Loss on repurchase of bonds	—	(144)
Other items	(561)	3,027
Total other financial items, net	(325)	3,415

The Company recognizes, among other things, a measurement of expected credit losses for financial assets held at the reporting date, based on historical experience, current conditions and reasonable supportable forecasts.

Other items in the six months ended June 30, 2026 include a net gain of $0.1 million arising from foreign currency translations (six months ended June 30, 2025: gain of $3.8 million). Other items also include bank charges and fees relating to loan facilities.